As filed with the Securities and Exchange Commission on January 23, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 23, 2007

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Suite 110, Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 23, 2007, B&G Foods, Inc. (“B&G Foods”) issued a press release announcing that COWC Acquisition Corp., a newly-formed wholly owned subsidiary of B&G Foods, has entered into an agreement to acquire the Cream of Wheat and Cream of Rice business from Kraft Foods Global, Inc.  The information contained in the press release, which is attached to this report as Exhibit 99.1, is incorporated by reference herein and is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

B&G Foods will host a live conference call to discuss this transaction at 10:00 a.m. ET on January 23, 2007.  As set forth in the press release the conference call will be webcast live over the Internet from B&G Foods’ website at http://www.bgfoods.com under “Investor Relations—Company Overview.”  As set forth in the press release, the conference call may also be accessed by telephone.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated January 23, 2007, furnished pursuant to Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: January 23, 2007	By:	/s/ Robert C. Cantwell
Robert C. Cantwell Executive Vice President of Finance and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 23, 2007, furnished pursuant to Item 7.01.